HILLMAN CAPITAL MANAGEMENT INVESTMENT TRUST

The Hillman Focused Advantage Fund
The Hillman Advantage Equity Fund

No Load Shares

Prospectus Supplement

May 21, 2012

This supplement to the prospectus dated January 30, 2012 for the No Load Shares of The Hillman Focused Advantage Fund and The Hillman Advantage Equity Fund, each a series of the Hillman Capital Management Investment Trust, updates the prospectus to include additional information as described below.  For further information, please contact the Funds toll-free at 1-800-525-3863.  You may also obtain additional copies of the prospectus and statement of additional information, free of charge, by writing to the Funds at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Funds toll-free at the number above.

This supplement is to notify shareholders, prospective investors, and other interested parties that the Funds’ Board of Trustees has decided to lower the minimum investment amount for the No Load Shares.  Effective as of the date of this supplement, the minimum initial investment for the No Load Shares is $5,000 ($2,000 for IRA and Keogh Plans) and the minimum subsequent investment is $500 ($100 for those participating in an automatic investment plan).  The minimums may be reduced or waived in some cases in the sole discretion of the Funds.

Investors Should Retain This Supplement For Future Reference

HILLMAN CAPITAL MANAGEMENT INVESTMENT TRUST

The Hillman Focused Advantage Fund
The Hillman Advantage Equity Fund

Class A Shares
Class C Shares

Prospectus Supplement

May 21, 2012

This supplement to the prospectus dated January 30, 2012 for the Class A Shares and Class C Shares of The Hillman Focused Advantage Fund and The Hillman Advantage Equity Fund, each a series of the Hillman Capital Management Investment Trust, updates the prospectus to include additional information as described below.  For further information, please contact the Funds toll-free at 1-800-525-3863.  You may also obtain additional copies of the Funds’ prospectus and statement of additional information, free of charge, by writing to the Funds at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Funds toll-free at the number above.

This supplement is to notify shareholders, prospective investors, and other interested parties that the Funds’ Board of Trustees has decided to discontinue the Class A Shares and Class C Shares.  As a result, Class A Shares and Class C Shares will no longer be sold after the close of business on May 18, 2012 and any outstanding shares will convert to No Load Shares on June 15, 2012.

The fees and expenses of the No Load Shares are similar to those of the Class A Shares and Class C Shares except for the following exceptions.  First, the No Load Shares do not have a front-end sales charge or contingent deferred sales charge.  The Class A Shares have been sold subject to a maximum sales charge of 5.75% and the Class C Shares impose a 1.00% contingent deferred sales charge on shares redeemed within one year of purchase.  Second, the No Load Shares have a distribution and service plan fee of 0.25% (also known as a Rule 12b-1 fee), which is the same as the Rule 12b-1 fee currently charge by the Class A Shares but lower than the Rule 12b-1 fee of 1.00% currently charged by the Class C Shares.  The prospectus for the Funds’ No Load Shares describes in detail the terms, conditions, and expenses for future purchases.

There will be no sales loads or fees charged in connection with the conversion.  Shares will be converted at net asset value on the day of conversion so that holders of Class A Shares and Class C Shares will receive No Load Shares worth the same amount as their shares held on the date of conversion.  The conversion is not expected to result in a taxable event.  Shareholders should, however, consult with their own tax, legal, or professional advisor.  Shareholders may direct questions about their account to the Funds at 1-800-525-3863.

Investors Should Retain This Supplement For Future Reference